[*] = Certain confidential information contained in this document, marked by brackets, is omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.3

Amendment No. 1 to Agreement

(“Amendment No. 1”)

Amendment No. 1 Date:	Date of Last Signature

Name of Original Agreement:	Research Collaboration and License Agreement (the “Agreement”)

Effective Date of Original Agreement:	28 December 2017 (“Effective Date”)

Parties:	Pfizer Inc. (“Pfizer”) and Sangamo Therapeutics, Inc. (“Sangamo”). Individually a “Party” and collectively the “Parties.”

Dates of Previous Amendment(s):	None

WHEREAS, the Parties desire to amend the Research Plan of the Agreement,

NOW, THEREFORE, in order to accommodate the desired amendment(s), the Parties hereby agree as follows:

1.	Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.
2.	Amendment(s) to the Agreement.

Section 4 of Exhibit B, Research Plan is amended to include the following as Work Package 4:

Work package 4: [*]

3.	The ZFP-TFs provided by Sangamo for use in the [*] study are experimental and have not been [*].
4.	The ZFP-TFs provided by Sangamo for use in the [*] study have not been [*].
5.

Ratification of the Agreement.  Except as expressly set forth in Article 2 above, the Agreement shall remain unmodified and in full force and effect.  The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the parties to the Agreement, nor constitute a waiver of any provision of the Agreement.

6.

Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original instrument and all of which, when taken together, shall constitute one and the same agreement.

SIGNATURES IMMEDIATELY FOLLOWING ON NEXT PAGE

IN WITNESS WHEREOF, the duly authorized representatives of Pfizer and Sangamo have executed this Amendment No. 1 as of the Amendment No. 1 Date.

Pfizer Inc.		Sangamo Therapeutics, Inc.

By:	/s/ Seng H. Cheng	By:	/s/ Alexander macrae

Print Name:	Seng H. Cheng	Print Name:	Alexander macrae

Title:	SVP & CSO	Title:	CEO

Date:	March 21, 2019	Date:	Mar 14, 2019
	(Duly authorized)		(Duly authorized)

[*] = Certain confidential information contained in this document, marked by brackets, is omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.